UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange
4.450% Senior Notes due 2030	ETN/30	New York Stock Exchange
3.625% Senior Notes due 2035	ETN/35	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On March 6, 2026, Eaton Corporation (“Eaton Corp”), a subsidiary of Eaton Corporation plc (the “Company”), terminated the $8,000,000,000 term credit agreement (the “Term Credit Agreement”) entered into on February 6, 2026 with the Company, Eaton Capital Unlimited Company (“Eaton Capital”), a subsidiary of the Company, and certain other subsidiaries of the Company that become eligible borrowers, certain subsidiaries of the Company as guarantors, certain banks party thereto as lenders, and Citibank N.A., as administrative agent for the lenders. No loans were outstanding thereunder as of the date of termination and the Company incurred no penalties in connection with the termination. The Term Credit Agreement was terminated in connection with the issuance of the Notes (as defined below) as set forth in Item 2.03 of this Current Report on Form 8-K. The information regarding the Term Credit Agreement set forth in the Company’s Current Report on Form 8-K, dated and filed with the SEC on February 6, 2026, is incorporated by reference in this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant.

On March 6, 2026, Eaton Corp closed its sale of 3.850% notes due 2028 in the principal amount of $1,500.0 million (the “2028 U.S. Notes”); 3.950% notes due 2029 in the principal amount of $1,500.0 million (the “2029 U.S. Notes”); 4.200% notes due 2031 in the principal amount of $1,500.0 million (the “2031 U.S. Notes”); 4.500% notes due 2033 in the principal amount of $1,000.0 million (the “2033 U.S. Notes”); 4.800% notes due 2036 in the principal amount of $2,000.0 million (the “2036 U.S. Notes”); and 5.450% notes due 2056 in the principal amount of $1,000.0 million (the “2056 U.S. Notes” and collectively with the 2028 U.S. Notes, the 2029 U.S. Notes, the 2031 U.S. Notes, the 2033 U.S. Notes, and the 2036 U.S. Notes, the “U.S. Notes”).

On March 10, 2026, Eaton Capital closed its sale of 3.550% notes due 2034 in the principal amount of €600.0 million (the “2034 Euro Notes”) and 4.000% notes due 2038 in the principal amount of €600.0 million (the “2038 Euro Notes,” and together with the 2034 Euro Notes, the “Euro Notes” and together with the U.S. Notes, the “Notes”).

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement (the “Registration Statement”) on Form S-3ASR (No. 333-281174) previously filed with the U.S. Securities and Exchange Commission. The Notes were sold pursuant to a prospectus, dated August 1, 2024 (the “Base Prospectus”), forming a part of the Company’s Registration Statement, a separate preliminary prospectus supplement in respect of the U.S. Notes, dated March 4, 2026 (the “U.S. Preliminary Prospectus Supplement”), a separate preliminary prospectus supplement in respect of the Euro Notes, dated March 5, 2026 (the “Euro Preliminary Prospectus Supplement” and, together with  U.S. Preliminary Prospectus Supplement, the “Preliminary Prospectus Supplements”), a separate final prospectus supplement in respect of the U.S. Notes, dated March 4, 2026 (the “U.S. Final Prospectus Supplement”), and a separate final prospectus supplement in respect of the Euro Notes, dated March 5, 2026 (the “Euro Final Prospectus Supplement” and, together with the U.S. Final Prospectus Supplement, the “Final Prospectus Supplements” and together with the Preliminary Prospectus Supplements, the “Prospectus Supplements”).

The aggregate net proceeds received by Eaton Corp from the sale of the U.S. Notes were approximately $8,436.5 million, after deducting the underwriting discount and expenses and the aggregate net proceeds received by Eaton Capital from the sale of the Euro Notes were approximately €1,192.1 million, after deducting the underwriting discount and expenses. Eaton Corp and Eaton Capital intend to use the net proceeds from the respective Notes for general corporate purposes, including to consummate the previously disclosed acquisition of Boyd Thermal.

The U.S. Notes were guaranteed by the Company, Eaton Capital, and certain of the Company’s subsidiaries (together, the “Subsidiary Guarantors”), and the Euro Notes were guaranteed by the Company, Eaton Corp, and the Subsidiary Guarantors. The Notes were issued pursuant to an indenture, dated as of May 9, 2025 (the “Base Indenture”), among Eaton Capital, Eaton Corp, the Company, the Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by the third supplemental indenture in respect to the U.S. Notes dated as of March 6, 2026 (the “Third Supplemental Indenture”) and a fourth supplemental indenture in respect to the Euro Notes dated as of March 10, 2026 (the “Fourth Supplemental Indenture” and, together with the Base Indenture and Third Supplemental Indenture, the “Indenture”). Capitalized terms used that are otherwise not defined have the meanings given to them in the Indenture.

Interest on the 2028 U.S. Notes will be payable semi-annually in arrears on each March 6 and September 6, commencing on September 6, 2026. The 2028 U.S. Notes will bear interest at 3.850% per year and will mature on March 6, 2028.

Interest on the 2029 U.S. Notes will be payable semi-annually in arrears on each March 6 and September 6, commencing on September 6, 2026. The 2029 U.S. Notes will bear interest at 3.950% per year and will mature on March 6, 2029.

Interest on the 2031 U.S. Notes will be payable semi-annually in arrears on each March 6 and September 6, commencing on September 6, 2026. The 2031 U.S. Notes will bear interest at 4.200% per year and will mature on March 6, 2031.

Interest on the 2033 U.S. Notes will be payable semi-annually in arrears on each March 6 and September 6, commencing on September 6, 2026. The 2033 U.S. Notes will bear interest at 4.500% per year and will mature on March 6, 2033.

Interest on the 2036 U.S. Notes will be payable semi-annually in arrears on each March 6 and September 6, commencing on September 6, 2026. The 2036 U.S. Notes will bear interest at 4.800% per year and will mature on March 6, 2036.

Interest on the 2056 U.S. Notes will be payable semi-annually in arrears on each March 6 and September 6, commencing on September 6, 2026. The 2056 U.S. Notes will bear interest at 5.450% per year and will mature on March 6, 2056.

Interest on the 2034 Euro Notes will be payable annually in arrears on March 10 of each year, commencing on March 10, 2027 and interest on the 2038 Euro Notes will be payable annually in arrears on March 10 of each year, commencing on March 10, 2027. The 2034 Euro Notes will bear interest at 3.550% per year and will mature on March 10, 2034. The 2038 Euro Notes will bear interest at 4.000% per year and will mature on March 10, 2038.

Eaton Corp may redeem the 2028 U.S. Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date.

Prior to February 6, 2029, Eaton Corp may redeem the 2029 U.S. Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after February 6, 2029, Eaton Corp may redeem the 2029 U.S. Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable 2029 U.S. Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Prior to February 6, 2031, Eaton Corp may redeem the 2031 U.S. Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after February 6, 2031, Eaton Corp may redeem the 2031 U.S. Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable 2031 U.S. Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Prior to January 6, 2033, Eaton Corp may redeem the 2033 U.S. Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 10 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after January 6, 2033, Eaton Corp may redeem the 2033 U.S. Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable 2033 U.S. Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Prior to December 6, 2035, Eaton Corp may redeem the 2036 U.S. Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after December 6, 2035, Eaton Corp may redeem the 2036 U.S. Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable 2036 U.S. Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Prior to September 6, 2055, Eaton Corp may redeem the 2056 U.S. Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after September 6, 2055, Eaton Corp may redeem the 2056 U.S. Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable 2056 U.S. Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Prior to December 10, 2033, Eaton Capital may redeem the 2034 Euro Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on an annual basis (assuming an Actual/Actual (ICMA) day count fraction) at the Comparable Government Bond Rate plus 15 basis points, less (b) interest accrued to the date of redemption. On or after December 10, 2033, Eaton Capital may redeem the 2034 Euro Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable 2034 Euro Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

Prior to December 10, 2037, Eaton Capital may redeem the 2038 Euro Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of: (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on an annual basis (assuming an Actual/Actual (ICMA) day count fraction) at the Comparable Government Bond Rate plus 20 basis points, less (b) interest accrued to the date of redemption. On or after December 10, 2037, Eaton Capital may redeem the 2038 Euro Notes in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the applicable 2038 Euro Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

The Notes are subject to redemption upon at least 10 days but not more than 60 days’ notice to each registered holder of the Notes to be redeemed, at any time, as a whole or in part, at the election of Eaton Corp for U.S. Notes and Eaton Capital for Euro Notes, in accordance with the terms of the Indenture.

The U.S. Notes are Eaton Corp’s unsecured and unsubordinated obligations ranking equally with Eaton Corp’s other unsecured and unsubordinated indebtedness from time to time outstanding. The guarantees of the U.S. Notes are unsecured and unsubordinated obligations of the Company, Eaton Capital, and the Subsidiary Guarantors, ranking equally with their other respective unsecured and unsubordinated indebtedness from time to time outstanding.

The Euro Notes are Eaton Capital’s unsecured and unsubordinated obligations ranking equally with Eaton Capital’s other unsecured and unsubordinated indebtedness from time to time outstanding. The guarantees of the Euro Notes are unsecured and unsubordinated obligations of the Company, Eaton Corp, and the Subsidiary Guarantors, ranking equally with their other respective unsecured and unsubordinated indebtedness from time to time outstanding.

The foregoing descriptions of the Notes and the terms thereof do not purport to be complete and are qualified in its entirety by reference to the Base Indenture, the Third Supplemental Indenture and the Fourth Supplemental Indenture, filed hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The form of Notes and the form of guaranty for the Notes, which are included as part of the Third Supplemental Indenture and Fourth Supplemental Indenture, are filed as Exhibit 4.4 and 4.5, respectively, and incorporated herein by reference.

Opinions regarding the legality of the Notes are filed as Exhibit 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9 and 5.10 hereto, and are incorporated by reference into the Registration Statement, and consents relating to the incorporation of such opinions are incorporated by reference into the Registration Statement and are filed as Exhibit 23.1, 23.2, 23.3, 23.4, 23.5, 23.6, 23.7, 23.8, 23.9 and 23.10 hereto by reference to their inclusion within Exhibits 5.1, 5.2, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8, 5.9 and 5.10.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description

4.1
Indenture, dated as of May 9, 2025, among Eaton Capital, Eaton Corp, the Company, the Subsidiary Guarantors and the Trustee (incorporated by reference to Exhibit 4.1 to Eaton Corporation plc’s Current Report on Form 8-K (File No. 333-54863), filed on May 9, 2025).

4.2	Third Supplemental Indenture, dated as of March 6, 2026, among Eaton Capital, Eaton Corp, the Company, the Subsidiary Guarantors and the Trustee.

4.3	Fourth Supplement Indenture, dated as of March 10, 2026, among Eaton Capital, Eaton Corp, the Company, the Subsidiary Guarantors and the Trustee.

4.4	Form of the U.S. Notes, including the Guarantees (included as part of Exhibit 4.2).

4.5	Form of the Euro Notes, including the Guarantees (included as part of Exhibit 4.3).

5.1	Opinion of Lisa Sutton, Eaton Corp’s Vice President and Assistant Secretary, as to the validity of the U.S. Notes.

5.2	Opinion of Lisa Sutton, Eaton Corp’s Vice President and Assistant Secretary, as to the validity of the Euro Notes.

5.3	Opinion of McCann FitzGerald LLP, Irish counsel, as to the validity of the U.S. Notes.

5.4	Opinion of McCann FitzGerald LLP, Irish counsel, as to the validity of the Euro Notes.

5.5	Opinion of Clifford Chance LLP, Dutch counsel, as to the validity of the U.S. Notes.

5.6	Opinion of Clifford Chance LLP, Dutch counsel, as to the validity of the Euro Notes.

5.7	Opinion of White & Case S.à r.l., Luxembourg Counsel, as to the validity of the U.S. Notes.

5.8	Opinion of White & Case S.à r.l., Luxembourg Counsel, as to the validity of the Euro Notes.

5.9	Opinion of White & Case LLP, New York counsel, as to the validity of the U.S. Notes.

5.10	Opinion of White & Case LLP, New York counsel, as to the validity of the Euro Notes.

23.1	Consent of Lisa Sutton (included in Exhibit 5.1).

23.2	Consent of Lisa Sutton (included in Exhibit 5.2).

23.3	Consent of McCann FitzGerald LLP (included in Exhibit 5.3).

23.4	Consent of McCann FitzGerald LLP (included in Exhibit 5.4).

23.5	Consent of Clifford Chance LLP (included in Exhibit 5.5).

23.6	Consent of Clifford Chance LLP (included in Exhibit 5.6).

23.7	Consent of White & Case S.à r.l. (included in Exhibit 5.7).

23.8	Consent of White & Case S.à r.l. (included in Exhibit 5.8).

23.9	Consent of White & Case LLP (included in Exhibit 5.9).

23.10	Consent of White & Case LLP (included in Exhibit 5.10).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: March 10, 2026	By:	/s/ Adam Wadecki
Adam Wadecki Senior Vice President and Controller